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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

300 EAST DELAWARE AVENUE, 8TH FLOOR
         WILMINGTON, DELAWARE                                           19809
(Address of principal executive offices)                              (Zip Code)

                               Patrick J. Crowley
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2505
            (Name, address and telephone number of agent for service)

                              DELTA AIR LINES, INC.
             (Exact name of Registrant as specified in its charter)

                          DELAWARE                                                          58-0218548
(State or other jurisdiction of incorporation or organization)                  (I.R.S. Employer Identification No.)

        1030 DELTA BOULEVARD
          ATLANTA, GEORGIA                                              30354
(Address of Principal Executive Offices)                              (Zip Code)

         DELTA AIR LINES, INC. PASS THROUGH CERTIFICATES, SERIES 2003-1G
                       (Title of the Indenture Securities)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

               a) Name and address of each examining or supervising authority to which it is subject.
                         Comptroller of the Currency
                         Washington, D.C.

               b)   Whether it is authorized to exercise corporate trust powers.
                         Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                    None

                       USE ONE OF FOLLOWING RESPONSES ONLY

ITEMS 3-15     Not applicable because, to the best of Trustee's knowledge, the
               Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under the indenture to be qualified.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

               1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

               2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to
                    Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

               4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

               5.   Not applicable.

               6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

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               7.   Report of Condition of the Trustee as of March 31, 2003,
                    published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

               8.   Not applicable.

               9.   Not applicable.

                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts, on the 10th day of July, 2003.

                                          U.S. BANK TRUST NATIONAL ASSOCIATION

                                          By: /s/ Julie A. Balerna
                                              ----------------------------------
                                              Name:  Julie A. Balerna
                                              Title: Assistant Vice President

Exhibit 7
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                        STATEMENT OF FINANCIAL CONDITION

                                 AS OF 3/31/2003

                                    ($000'S)

                                                      3/31/2003
                                                      ---------
ASSETS
   Cash and Due From Depository Institutions          $ 348,346
   Fixed Assets                                           1,448
   Intangible Assets                                    123,934
   Other Assets                                          45,296
                                                      ---------
      TOTAL ASSETS                                    $ 519,024

LIABILITIES

   Other Liabilities                                  $  13,827
                                                      ---------
   TOTAL LIABILITIES                                  $  13,827

EQUITY
   Common and Preferred Stock                         $   1,000
   Surplus                                              505,932
   Undivided Profits                                     (1,735)
                                                      ---------
      TOTAL EQUITY CAPITAL                            $ 505,197

TOTAL LIABILITIES AND EQUITY CAPITAL                  $ 519,024
---------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Julie A. Balerna
    ---------------------------
Name:  Julie A. Balerna
Title: Assistant Vice President

Date: July 10, 2003